Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 10—Income Taxes

The Company uses an estimated annual effective tax rate method in computing its interim tax provision. This effective tax rate is based on forecasted annual pre-tax income, permanent tax differences and statutory tax rates.

The effective tax rates for the nine months ended September 30, 2017 and 2016 were 24.4% and (8.6)%, respectively. The Company began to recognize income tax expense in the quarter ended December 31, 2016 after the reversal of $61.9 million of the Company’s previously established valuation allowance on its net deferred tax assets.

Deferred tax assets decreased $7.4 million from $67.8 million at December 31, 2016 to $60.4 million at September 30, 2017. This decrease was primarily due to a reduction in the Company’s net operation loss carryforwards being applied to the current year tax liability.

As part of a budget package passed by the Legislature of the State of Illinois, the corporate income tax rate increased from 5.25% to 7.00% effective July 1, 2017.   As a result of the increase in the corporate income tax rate, we recorded a state income tax benefit of $4.6 million due to increased value of our deferred tax asset related to our Illinois net loss deduction.

Note 11—Income Taxes

        The following were the components of provision for income taxes for the years ended December 31, 2016 and 2015:

	2016	2015
Current tax expense
Federal	$—	$250
State and local	—	57
Total current tax expense	—	307
Deferred tax expense
Federal	478	4,929
State and local	136	656
Total deferred tax expense	614	5,585
Total deferred tax benefit before reversal of valuation allowance	614	5,585
Deferred tax valuation allowance	(61,859)	(5,585)

Provision (benefit) for income taxes	$(61,245)	$307

        The following is a reconciliation between the statutory U.S. federal income tax rate of 35% and the effective tax rate:

	2016	2015
Calculated tax benefit at statutory rate	35.0%	35.0%
Increase (decrease) in income taxes resulting from:
Reversal of valuation allowance, net of change in estimated Section 382 impact	(1,167.6)	73.4
State and local income taxes	6.1	5.0
Tax exempt income	(5.3)	24.2
Non-deductible expenses	14.8	(137.6)
Total benefit for income taxes	–1117.0%	0.0%

        The income tax benefit for the year ended December 31, 2016 was primarily attributable to the reversal of the Company's previously established valuation allowance of $61.4 million. Management concluded that no valuation allowance was necessary on the Company's net deferred tax assets as a result of the Ridgestone acquisition. This determination was based on Ridgestone's actual pre-tax income over the prior three years, and pro-forma combined earnings for the Company and Ridgestone over the prior three years, as well as management's expectations for sustainable profitability in the future. Management monitors deferred tax assets on a quarterly basis for changes affecting realizability. The valuation allowance could be adjusted in future periods.

        The following were the significant components of the deferred tax assets and liabilities as of December 31, 2016 and 2015:

	2016	2015
Deferred tax assets:
Net operating losses and tax credits	$61,906	$60,657
Interest on non-accrual loans	2,882	3,632
Allowance for loan losses and loan basis	22,017	10,918
Deposit	316	45
AMT credit carryforward	1,073	1,073
Other real estate owned	214	2,073
Net unrealized holding losses on securities available-for-sale	4,818	2,750
Other	3,241	1,230

Total deferred tax assets	96,467	82,378

Deferred tax liabilities:
Premises and equipment	(6,907)	(7,614)
Core deposit intangibles	(7,858)	(8,660)
Servicing assets	(7,899)	—
Trust preferred securities	(3,809)	(4,119)
Unrealized holding gain on cash flow hedges	(1,491)	—
Other	(743)	(608)
Total deferred tax liabilities	(28,707)	(21,001)
Less valuation allowance on net deferred tax asset	—	(61,377)

Net deferred tax assets after valuation allowance	$67,760	$—

        Pursuant to Sections 382 and 383 of the Internal Revenue Code, annual use of net operating loss and credit carryforwards may be limited in the event a cumulative change in ownership of more than 50 percent occurs within a three-year period. The Company has determined that such an ownership change occurred as of June 28, 2013 as a result of the recapitalization. This ownership change resulted in estimated limitations on the utilization of tax attributes, including net operating loss carryforwards and tax credits. Pursuant to Sections 382 and 383, a portion of the limited net operating loss carryforwards and credits become available to use each year. The Company estimates that approximately $756,000 of the restricted Federal and Illinois net operating losses will become available each year.

        After the impact of Section 382, $116.4 million of Federal and $420.8 million of Illinois net operating loss carryforwards are available to offset future taxable income. The Federal and Illinois net operating losses will begin to expire in 2026 and 2020, respectively, if not utilized in an earlier period. Federal alternative minimum tax credits of $1.1 million are available to offset future federal income tax. These credits have no expiration. The Company and the Bank file consolidated income tax returns.

        The Company and the Bank are no longer subject to United States federal income tax examinations for years before 2013 and state income tax examinations for years before 2012.